UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2018

PRO-DEX, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-14942	84-1261240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2361 McGaw Avenue

Irvine, California 92614

(Address of principal executive offices, zip code)

(949) 769-3200

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01

Entry into a Material Definitive Agreement.

Extension of Business Loan Agreement

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on April 21, 2017, the Company previously entered into a Business Loan Agreement (the “Loan Agreement”), dated effective March 28, 2017, with Farmers & Merchants Bank of Long Beach (“FMB”) providing for a $500,000 revolving loan facility (the “Revolving Loan Facility”).  The Revolving Loan Facility is secured by substantially all of the assets of the Company. The Loan Agreement expired pursuant to its terms on March 28, 2018 and no principal amounts had been borrowed during the initial term of the Revolving Loan Facility.

On April 16, 2018, the Company and FMB entered into a Change in Terms Agreement and an Amendment #1 to Business Loan Agreement, each dated effective April 6, 2018 (collectively, the “Loan Amendments”), which extend the maturity date of the Revolving Loan Facility to March 28, 2019 and contain other amendments and provisions customary for a loan facility of this type.

A copy of the Loan Amendments are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and a copy of the original Loan Agreement (prior to giving effect to the Loan Amendments) is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 21, 2017.  The above descriptions are qualified by reference to the complete text of the Loan Agreement and Loan Amendments, provided that the representations and warranties contained in the Loan Agreement and Loan Amendments are not intended for investors and the public to obtain factual information about the Company.  Rather, investors and the public should look to disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures contained in Item 1.01 above are incorporated into this Item 2.03 by this reference.

Item  9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Change in Terms Agreement, dated April 6, 2018, by between Farmers and Merchants Bank of Long Beach and Pro-Dex, Inc.
Exhibit 10.2	Amendment #1 to Business Loan Agreement, dated April 6, 2018, by between Farmers and Merchants Bank of Long Beach and Pro-Dex, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2018	PRO-DEX, INC.

	By:	/s/ Alisha K. Charlton
Alisha K. Charlton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 10.1	Change in Terms Agreement, dated April 6, 2018, by between Farmers and Merchants Bank of Long Beach and Pro-Dex, Inc.
Exhibit 10.2	Amendment #1 to Business Loan Agreement, dated April 6, 2018, by between Farmers and Merchants Bank of Long Beach and Pro-Dex, Inc.